Rule 497(e)
                                                    Registration No. 333-00767

                           AMERINDO TECHNOLOGY FUND
                        A SERIES OF AMERINDO FUNDS INC.
                       SUPPLEMENT DATED JANUARY 1, 1997
                       TO PROSPECTUS DATED JULY 31, 1996



            Effective January 1, 1997 through January 31, 1997, the Fund has reduced the minimum investment for its Class D shares to $25,000 from $150,000 and the minimum subsequent investment for such shares to $2,500 from $15,000. The Fund's Class A shares are not currently being offered for sale.

            American Data Services, Inc., 24 West Carver Street,
Huntington, New York 11743, serves as the Fund's administrator, transfer and dividend disbursing agent and provides Fund accounting services. The Fund acts as its own issuer.


C/M:  12034.0001 444863.1


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